Exhibit 99.2

Kratos Defense & Security Solutions, Inc. (NASDAQ: KTOS) August 2009

Notice Regarding Forward-Looking Statements This presentation contains forward-looking statements. These statements relate to future events or our future financial performance. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or “continue,” the negative of such terms or other comparable terminology. These statements are only predictions. Actual events or results may differ materially. Factors that may cause our results to differ include, but are not limited to: changes in the scope or timing of our projects; changes or cutbacks in spending or the appropriation of funding by the federal government, including the U.S. Department of Defense, which could cause delays or cancellations of key government contracts; the timing, rescheduling or cancellation of significant customer contracts and agreements, or consolidation by or the loss of key customers; risks of adverse regulatory action or litigation; risks associated with debt leverage; failure to obtain court approval of the proposed litigation settlement or to ultimately settle the litigation; failure to successfully consummate acquisitions or integrate acquired operations; competition in the marketplace which could reduce revenues and profit margins; and statements regarding our intended uses of the proceeds of offered securities. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Moreover, neither we, nor any other person, assume responsibility for the accuracy and completeness of the forward-looking statements. We assume no obligation to update any of the forward-looking statements contained herein to conform such statements to actual results or to changes in our expectations. These risks and uncertainties include those risk factors discussed under the heading "Risk Factors" contained in the Company’s prospectus supplement and in its most recent reports on Form 10-K and 10-Q and other reports filed with the Securities and Exchange Commission.  Given these risks, uncertainties and other important factors, you should not place undue reliance on these forward-looking statements.

Who We Are: Kratos at a Glance Kratos Defense & Security Solutions (NASDAQ: KTOS) is: A government contractor focused on National Defense and Homeland Security Primary customers include U.S. federal government agencies, including the Department of Defense (DoD), and other federal, state & local government agencies. Headquartered in San Diego, CA Diverse, skilled workforce of ~2,000 Majority hold active security clearance, including Top Secret and higher Highly experienced management team which has previously built a large government based security business and delivered significant shareholder value

Core Service Offerings and Capabilities Kratos maintains, sustains, upgrades with technology, and tests mission critical platforms, systems and networks for National Security Weapons and Target Range Operations and Engineering Services Information Assurance, Technology, and Cyber Security Command, Control, Communications, Computers, Intelligence, Surveillance and Reconnaissance (C4ISR) Weapon Systems Sustainment

Markets and Industry Growth Drivers Spending on national defense: FY2009 DoD Budget is $512.7 Billion Areas stated to be mission critical, stable and growing: Intelligence, surveillance and reconnaissance Unmanned vehicle systems and technologies Command and control systems Network centric warfare Force operations, sustainment, and maintenance Equipment reset & sustainment U.S. Arms exports are driving rapid increases in Foreign Military Sales (FMS) Market potential in 2009 is $40 Billion, up 45% since 2007 The United States is the largest arms exporter in the world Federal information technology & information assurance markets are growing Demographic changes, aging of workforce, etc. Approx. $90B in 2009, growing to $102B in 2012 Comprehensive National Cybersecurity Initiative (CNSI) could top $15B over five years

Key BRAC Recipient Locations Key Element of Kratos’ Strategic Business Model: Base Realignment & Closure Kratos’ strategic plan is based on building a business concentrated at Key Base Realignment & Closure (BRAC) Recipient Locations San Diego, Huntsville, Hawaiian Islands, Northern Virginia, Maryland, Washington DC Beltway, Keyport, Wright-Patterson, White Sands, Key West Ft. Bliss, TX

Kratos BRAC Strategy Huntsville, Alabama Kratos is one of the largest contractors in the area with approximately 600 employees In 2005, the Pentagon made the decision to move thousands of Defense jobs from Washington D.C. to Huntsville Army Space and Missile Defense Command recently completed moving its headquarters to Huntsville Army Materiel Command is currently moving its headquarters from Washington D.C.  to Redstone Arsenal, Huntsville — the move is scheduled to be completed by 2011 Missile Defense Agency is currently moving its headquarters to Huntsville — the move is scheduled to be completed by 2011 Dahlgren, Virginia Kratos is one of the largest contractors in the area with approximately 200 employees Navy Air and Missile Defense Command (NAMDC) just announced last month that it will stand up a new center at Dahlgren NAMDC will be a source of excellence for the THAAD and Aegis surface-to-air missile systems, both programs in which Kratos is currently involved

Kratos BRAC Strategy San Diego, California Kratos is headquartered in San Diego with approximately 200 employees Space and Naval Warfare Systems Command Technical Research Center is growing approximately 10% annually Admiral Len Hering recently stated that, in the coming years, there will be an additional $5 billion in military spending in San Diego to develop infrastructure for anticipated BRAC growth San Diego hosts the largest concentration of warships and support vessels in the world Recent BRAC move of 8 anti-submarine / mine hunter warships from Texas to San Diego Projected additional growth in San Diego, West Coast and Hawaii (Kratos has significant presence at Pacific Missile Range Facility, Hawaii) due to Chinese threat Wright-Patterson AFB, Dayton, Ohio Air Force Research Lab moving to Wright-Patterson 77th Aerospace Systems Group moving to Wright-Patterson

Kratos BRAC Strategy Fort Bliss, Texas – 2005 Base Realignment And Closure commission recommendations: 1st Armored Division Headquarters will relocate from Wiesbaden, Germany to Ft. Bliss in May 2011 3rd Infantry Brigade Combat Team (BCT) activates at Ft. Bliss in September 2010 $5 billion in funding, and a 300 percent increase in Ft. Bliss (Posts) population Kratos performs weapon systems related and other equipment reset work

Major Kratos Locations Glen Burnie, MD Kauai, HI Honolulu, HI Savannah River, SC Ft. Gordon, GA Ft. Stewart, GA Ft. McPherson, GA Orlando, FL Raleigh-Durham, NC Dayton, OH Cincinnati, OH Indianapolis, IN Wilmington, DE Washington, DC Arlington, VA Alexandria, VA Keyport, WA Ft. Lewis, WA Oxnard, CA Pt. Mugu, CA Headquarters San Diego, CA Ft. Irwin, CA Dona Ana, NM Oro Grande, NM White Sands, NM El Paso, TX Houston, TX Huntsville, AL Montgomery, AL Key West, FL Warner Robins, GA Cairo, Egypt Killeen, TX Colorado Springs, CO Kirtland AFB, NM

Representative Kratos' Customers

KRATOS
FROM STRENGTH TO SUCCESS™

US Army
- AMCOM
- AMRDEC
- USASMDC/ARSTRAT
- AMC
- Army Corps of Engineers
- Redstone Arsenal Garrison DOIM
- Aberdeen Proving Ground
- PEO Aviation
- PEO EIS
- PEO TM
- PEO STRI
- PEO M&S
- Ft. Bliss
- Ft. Hood
- LOGSA
- USASAC
- FMS

US Navy
- NAVSEA – NSWC, Crane Division
- SeaPort
  - Midwest Zone
  - Gulf Region Zone
- Office of Naval Research
- Naval Facilities Engineering Command, Southern Division
- NAVAIR, Pax River
- NAWCWD, Pt. Mugu

US Air Force
- Wright-Patterson AFB
- Robins AFB
- Aeronautical Systems Center
- Air Force Research Lab
- Kirtland AFB
- Eglin AFB

Defense Advanced Research Projects Agency (DARPA)

Missile Defense Agency (MDA)

Defense Intelligence Agency (DIA)
- Missile & Space Intelligence Center

Dept of Energy (DOE)
- Savannah River Operations

NASA
- Marshall Space Flight Center
- Johnson Space Center
- Langley Research Center

US Dept of Health & Human Services
- Centers for Disease Control & Prevention (CDC)

Auburn University

EPA
- Research Triangle Park, National Computer Center

State of Tennessee
- Child Welfare Services



International
Egypt, Portugal, Morocco, Taiwan, Lithuania, Israel, Spain, Norway, Tunisia, Turkey, Saudi Arabia

NASDAQ: KTOS
11
DEFENSE & SECURITY SOLUTIONS

Kratos – Weapon System Sustainment Representative Weapon Systems Kratos maintains and sustains for its customers: Patriot SLAMRAAM Hellfire Avenger NASAAMS Dragon Chaparral TOW AMRAAM - Design, Install, Upgrade and Test Weapons and Related Systems - Maintain System Inventories On Site, At Depots - Routine Test and Upgrade of: - Threat Analysis - Targets Analysis - Lethality

Technical and Engineering Services & Solutions

KRATOS
FROM STRENGTH TO SUCCESS™

Logistics Support Services



- Worldwide weapon systems services, maintenance, & repair
- Integrated logistics support
- Rapid prototyping
- Depot support
- Corrosion prevention technologies
- Weapon platform test & evaluation
- Obsolescence/reverse engineering

Advanced Technology



- Aerosciences/applied aerodynamics
- Computational fluid dynamics (CFD)
- Structural/thermal analysis
- EO/IR/polarimetric sensors development
- Airborne sensors development
- Space/satellite sensors development
- Emerging technologies
- Test support

Engineering Support Services



- Weapon systems engineering support services
- Engineering design
- Systems engineering
- Lifecycle software development
- COTS selection & integration
- High-performance computing
- Modeling & simulation

International Programs



- Weapon systems lifecycle support
- Manufacturing
- FMS requirements analysis
- Security assistance
- Overhaul & repair facility planning & design

Integration, Test, Training, & Analysis



- Live, virtual, & constructive event support
- Technical & operational validation
- Data fusion & analysis
- Simulation/training facility design & operations
- BMC4I system design, development, testing, & implementation

Advanced Design, Development, & Prototyping



- Weapon system design, development, & prototyping
- Modeling & simulation
- Guidance, & navigation & control systems
- Integration, test, & demonstration
- Propulsion engineering & analysis

NASDAQ: KTOS 13 *DEFENSE & SECURITY SOLUTIONS*

Kratos and Missile Defense Kratos designs, manufactures, delivers and launches Oriole Rockets – Targets for various Missile Defense related missions Photos courtesy of U.S. Navy AEGIS Oriole Target Pacific Missile Range Facility (PMRF) Hawaii

Rocket Support Services - Target Systems ARAV B Terrier Oriole ARAV A Terrier Improved Orion AEGIS Readiness Assessment Vehicles (ARAV)

Kratos - Weapons and Target Range Operations Naval Surface Warfare Center (NSWC), Dahlgren White Sands Missile Range (WSMR), New Mexico Pacific Missile Range Facility (PMRF), Hawaii Naval Air Warfare Center (NAWC), Pt. Mugu

Kratos supports Naval Surface Warfare Center Dahlgren, Crane, Louisville, Fort AP Hill, Marine Corp Systems Command Kratos supports the Test & Evaluation (T&E) of minor, medium and major caliber gun systems, missile warheads and rocket motors Gun Feed System Testing Gun Barrel Wear Testing Live Fire Testing Safety Testing Characterization Testing Performance Testing NSWC Dahlgren – Main Gun Range Kratos - Gun Range Operations and Technical Services Support Range Database Development Weather Balloon Deployment Weather and Noise Data Calculations at Range Control Kratos supports Range Operations a NSWC, Dahlgren’s Main Gun Range

Kratos - C4ISR Command, Control, Communications, Computers, Intelligence, Surveillance and Reconnaissance (C4ISR) Kratos designs and delivers C4ISR technologies and solutions for various deployed and in-development unmanned systems, including specialized sensor technologies

Kratos – NLOS-T: Representative Program

Advanced Technology Capabilities and Customers

KRATOS
FROM STRENGTH TO SUCCESS™

- *Aerosciences & Engineering Analysis*
  - *Computational fluid dynamics*
  - *Applied aerodynamics*
  - *Aeroacoustics/aero-optics*
  - *Hypersonics*
  - *Structural/thermal analysis*
  - *Weapons sciences*
  - *Test support*
- *Sensors & Space*
  - *Polarimetric sensors*
  - *EO/IR sensors*
  - *Optical component technology*
  - *Airborne sensors*
  - *Millimeter wave sensors*
  - *Satellite optical sensors*
  - *High-power, short-pulse lasers*
  - *Test support*
- *Emerging Technologies*
  - *Directed energy*
  - *Plasmonics, photonics*
  - *Meta-materials*
  - *Novel semiconductor materials*
  - *Terahertz technologies*



















Customers

- US Army
  - Space & Missile Defense Command
  - Aviation and Missile RDEC
  - Communications and Electronics RDEC
  - Corps of Engineers
- Air Force Research Laboratory
  - Air Vehicles Directorate
  - Munitions Directorate
  - Space Vehicles Directorate
  - Directed Energy Directorate
- US Navy
  - Naval Air Warfare Center Aircraft Division
  - Office of Naval Research (ONR)
- Missile & Space Intelligence Center/DIA
- Missile Defense Agency
- Defense Advanced Research Projects Agency
- NASA Johnson Space Center

NASDAQ: KTOS 20 DEFENSE & SECURITY SOLUTIONS

Kratos - Modeling and Simulation Kratos is one of the few private sector enterprises with significant supercomputing assets which are under contract for various modeling and simulation scenarios, including war gaming

Information Technology, Network Solutions, Information Assurance & Cybersecurity Network Solutions – Enterprise Information Management (EIM) Information Assurance – Workforce Training and Development Network Solutions – Kratos assures the reliability, availability, and security of networks EIM – with the volume of information increasing exponentially, the government is looking for new approaches to finding, managing and distributing information to use for better decision making on the battlefield IA & Cybersecurity – Kratos designs systems to protect information, and delivers products and solutions that provide situational awareness, protection and readiness on the cyber warfront Workforce Training and Development – technology-based scenario training, simulation, elearning, including collaborative learning environments – the U.S. military is keenly aware that continuous training, learning, and human success factor measurement is an essential strategic advantage Kratos Specializes in:

IT, Information Assurance, Security & Cybersecurity Manages all networked technologies in a single dashboard across distributed/hierarchical networks. Assures compliance by managing availability of responsiveness of Intrusion Detection Systems, firewalls, antivirus and forensics tools Customers include: DISA, Missile Defense, Army JMOS, National Guard, and the State Department NeuralStar™ - Targets large complex or converged networks in organizations where systems reliability is critical to mission success, especially in the military and intelligence communities DopplerVue™ - Provides integrated fault and performance management for small and mid-sized tactical and field networks Proprietary Critical Network Management Software:

Cyber Security & Information Assurance Solutions Kratos has proven experience designing, building and operating networks in some of the world’s most rigorous and security conscious military, intelligence and government environments Kratos specializes in solutions that provide situational awareness through a strategic view of the entire network, protection services and learning programs that ensure operators are ready and able to defend the network at all times In the United States National Security Network Center Warfare (NCW) strategy, the network provides the critical technological advantage delivering information superiority to the war fighter Representative Customers: Missile Defense Agency Intelligence Agencies United States Army Defense Information Systems Agency

Representative Programs – IT, Network Solutions, Information Assurance & Cybersecurity Ballistic Missile Defense Agency (BMDA) Monitoring the performance of the Ballistic Missile Defense System’s Control Battle Management (C2BMC) network since 2002. Defense Contract Management Agency (DCMA) Transformed the network from DISANet to a separate stand-alone network supporting 13,000 users. Defense Information Systems Agency (DISA) Managing the backbone of the world’s largest communications provider since 1999.  Joint Management Operations Subsystems Provide fault and performance information in a unified and aggregated view for improved decision making. Defense Logistics Agency (DLA) Transformed five stand-alone telecommunications networks into one fully integrated and secure network.

Kratos – Military Base and Strategic Asset Security Kratos designs, integrates, installs, operates, and maintains security systems at strategic assets and locations

Fixed Price 38% Cost Plus 30.8% Time & Materials 31.2% Army 26% Air Force 5% Navy 41% Other Federal Govt. 15% Commercial 9% State & Local Govts. 4% Kratos Contract & Customer Base Kratos has a broad contract and customer base with no major program or contract concentration Majority of Kratos’ Contract Vehicles are ‘Full and Open Competition’ Prime Contracts No single Kratos contract accounts for greater than ~3% of annual revenue Federal government contract vehicles are typically 5 years in length and backlog is typically multi-quarter/year = relativity stable and predictable business model Federal government contract procurement is approximately 2 years in length and re-competitions are typically 90%+ win rate by incumbent, industry norm

Kratos’ CAGR Rate is ~20% Target Organic Growth Rate of 5-10% once integration is complete and business development organization matures Consolidated Revenues $116.9 $43.4 $152.3 $153.1 $193.6 $297.3 ~$350.0 $Millions ~$372.5 Average Analyst Consensus for 2010 0 50 100 150 200 250 300 350 400 2003 2004 2005 2006 2007 2008 2009(E) 2010(E)

Increasing Profitability Q1 2009 Targeting Peer EBITDA rate of ~8-10% Six Quarters of Sequential EBITDA* Growth Year to Year Increase Q2 2009 *The most directly comparable GAAP financial measures and information reconciling EBITDA to the Company’s financial results is posted on the company’s web site. 0% 1% 2% 3% 4% 5% 6% 7% 8% 9% 10% Q1 2008 Q2 2008 Q3 2008 Q4 2008

Kratos has a Significant Bid and Proposal “Pipeline” that is Growing Does not include GSA or IDIQ amounts. $100 Millions Qualified Bid & Proposal Pipeline ~ $1.8 Billion Backlog today ~ $640 million 2B+ Federal Government Contract “Capture” Process is Typically 2-3 Years Long 1.8 0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2,000 2004 2005 2006 2007 2008 Today 2010(E)

Recent Representative Kratos’ Contract Wins The business development organization that we are building today will “Bear Fruit” in 2011 and beyond . . .

Financial Highlights 6/28/09 6/30/09 Current Assets $101.7M Net Debt $72.2M Current Liabilities $70.0M Debt to Equity .70x Working Capital $31.7M Total Assets $249.8M Total Liabilities $146.9M Stockholders Equity $102.9M *Kratos has approximately $200M in unlimited net operating less carry forwards which extend through 2027, virtually eliminating cash paid for federal income taxes Target Organic Growth Rate of 5-10% once integration is complete and business development organization matures Consolidated Revenues Qualified Bid & Proposal Pipeline ~ $1.8 Billion Backlog today ~ $640 million Federal Government Contract “Capture” Process is Typically 2-3 Years Long Does not include GSA or IDIQ amounts $100 Millions $Millions Year to Year Increase Targeting Peer EBITDA rate of ~8-10% Six Quarters of Sequential EBITDA Growth Cumulative Cash Flow from Operations (2009)* $Millions $22M (E) $18M (E) $13M $2M Q1 2009 Q2 2009 2B+ 1.8 $43.4 $116.9 $152.3 $153.1 $193.6 $297.3 ~$350.0 $372.5 Avg Analyst Consensus for 2010 0 50 100 150 200 250 300 350 400 2003 2004 2005 2006 2007 2008 2009(E) 2010(E) 0% 1% 2% 3% 4% 5% 6% 7% 8% 9% 10% Q1 2008 Q2 2008 Q3 2008 Q4 2008 0 5 10 15 20 25 Q109 Q209 Q309 Q409 0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2,000 2004 2005 2006 2007 2008 Today 2010(E)

Competitive Strengths of Business Model Differentiated Expertise Kratos has accumulated highly-differentiated expertise primarily in the areas of Weapon Systems Sustainment, Military Equipment Reset, C4ISR, Military Weapons Range Operations, and Information Assurance & Security Experienced Management Team Management Team has significant federal government industry experience including substantial execution, operational, M&A and integration experience Kratos Executive Team, including CEO, CFO, VP Operations and M&A, VP Financial & Business Systems, and others, played a primary role in building the Titan Corporation (NYSE: TTN) from ~$100 Million to ~$2 Billion, ultimately sold to L-3 Communications

Kratos Investment Summary Kratos’ business is aligned with today’s and the futures defense and national security priorities Kratos has a solid strategic business plan Base Realignment and Closure (BRAC) focused C4ISR, Missile Defense, Weapons Systems Sustainment, Information Assurance and Cybersecurity No single contract or program concentration (<3% Revenue) No “high profile” program concentration (F-22, Aerial Tanker, DDG-1000) Stable and predictable business model – long term government contracts Significant free cash flow generation Increasing profitability Business Development strategy and execution just beginning with “combined” Kratos’ qualifications and capabilities